UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.               )

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Willow Financial Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 3, 2006

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Willow Financial Bancorp, Inc. (formerly known as Willow Grove Bancorp, Inc.). The meeting will be held at the Sheraton Park Ridge Hotel & Conference Center located at 480 North Gulph Road, King of Prussia, Pennsylvania, on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time.

At the annual meeting, you will be asked to elect four directors for three year terms and ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007. Each of these matters is more fully described in the accompanying materials.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in Willow Financial Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Donna M. Coughey
President and Chief Executive Officer

WILLOW FINANCIAL BANCORP, INC.

170 South Warner Road

Wayne, Pennsylvania 19087

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:00 a.m., Eastern Time, Tuesday, October 31, 2006
PLACE	Sheraton Park Ridge Hotel & Conference Center 480 North Gulph Road King of Prussia, Pennsylvania 19406
ITEMS OF BUSINESS	(1) To elect four directors for a three-year term expiring in 2009 and until their successors are elected and qualified;
(2) To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007; and
(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.
RECORD DATE	Holders of Willow Financial Bancorp common stock of record at the close of business on September 21, 2006 are entitled to vote at the meeting.
ANNUAL REPORT	Our 2006 Annual Report to Shareholders, which includes our Annual Report on Form 10-K, is enclosed but is not a part of the proxy solicitation materials.
PROXY VOTING

It is important that your shares be represented and voted at the meeting. You can vote your shares by completing and returning the proxy card sent to you. Most shareholders can also vote their shares over the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on the proxy card or voting instruction form sent to you. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Joseph T. Crowley
Corporate Secretary

Wayne, Pennsylvania

October 3, 2006

PROXY STATEMENT
OF
WILLOW FINANCIAL BANCORP, INC.

ABOUT THE ANNUAL MEETING OF SHAREHOLDERS

This proxy statement is furnished to holders of common stock of Willow Financial Bancorp, Inc., the parent holding company of Willow Financial Bank. Our Board of Directors is soliciting proxies to be used at the annual meeting of shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center located at 480 North Gulph Road, King of Prussia, Pennsylvania, on Tuesday, October 31, 2006 at 10:00 a.m., Eastern Time, and any adjournment thereof, for the purposes set forth in the Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about October 3, 2006.

What is the purpose of the annual meeting?

At our annual meeting, shareholders will act upon the matters outlined in the notice of meeting, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Willow Financial Bancorp and respond to questions from shareholders.

Who is entitled to vote?

Only our shareholders of record as of the close of business on the record date for the meeting, September 21, 2006, are entitled to vote at the meeting. On the record date, we had 14,940,570 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

If my shares are held in “street name” by my broker, could my broker automatically vote my shares for me?

Your broker may vote in his or her discretion on the election of directors and ratification of the independent registered public accounting firm if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

All shareholders are invited to attend the annual meeting. Shareholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the annual meeting.

Can I change my vote after I return my proxy card?

Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•       First, you may send a written notice to our Corporate Secretary, Mr. Joseph T. Crowley, Willow Financial Bancorp, Inc., 170 South Warner Road, Wayne, Pennsylvania 19087, in advance of the meeting stating that you would like to revoke your proxy.

•       Second, you may complete and submit a new proxy form before the annual meeting. Any earlier proxies will be revoked automatically.

•       Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.

What are the Board of Directors’ recommendations?

The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of KPMG LLP for fiscal 2007.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting. The four nominees for director receiving the most “for” votes will be elected directors. The affirmative vote of a majority of the total votes cast at the annual meeting is required to ratify the appointment of KPMG LLP for fiscal 2007. Under the Pennsylvania Business Corporation Law, abstentions do not constitute votes cast and will not affect the vote required for the proposal to ratify the appointment of the independent registered public accounting firm.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors (Proposal One)

Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified.

At the annual meeting, you will be asked to elect one class of directors, consisting of four directors, for a three-year term expiring in 2009 and until their successors are elected and qualified. Our Nominating and Corporate Governance Committee has recommended the re-election of Ms. Loring and Messrs. Griesser, Kremp and Todd as directors. Mr. Lewis (Lew) Hull, whose term expires at this annual meeting and who has served as a director since 1973, has chosen to retire from the Board and will become a director emeritus as of the date of the annual meeting. No nominee for director is related to any other director or executive officer by blood, marriage or adoption. Shareholders are not permitted to use cumulative voting for the election of directors. Our Board of Directors has determined that Messrs. Cunningham, Griesser, Kremp, Langan, McCormack, McErlane, O’Brien, Ramsey, Todd, Weihenmayer, Wright and Sukay, and Ms. Loring and Dr. Wing-Adler are independent directors as defined in the Nasdaq listing standards.

Unless otherwise directed, each proxy signed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director, and our continuing directors, all of whom also serve as directors of Willow Financial Bank. For certain directors, the indicated period of service as a director includes service as a director of Willow Grove Bank prior to the organization of our holding company in 1998. Ages are reflected as of June 30, 2006.

Nominees for Director for Three-Year Terms Expiring in 2009

Name	Age	Position with Willow Financial Bancorp and Principal Occupation During the Past Five Years	Director Since
Gerard F. Griesser	57	Director. Principal and owner of Trident Financial Group, Inc., a mortgage banking firm, Devon, Pennsylvania, since December 1985. Mr. Griesser previously served as a director of First Financial Bank since 1988 and of Chester Valley Bancorp since 1990.	2005
Charles F. Kremp, 3rd	63	Director. Owner of Kremp Florist, Willow Grove, Pennsylvania.	1994

Name	Age	Position with Willow Financial Bancorp and Principal Occupation During the Past Five Years	Director Since
Rosemary C. Loring, Esq.	55	Director and Chair of the Board of Willow Financial Bancorp and Willow Financial Bank since July 2005; previously, Vice Chair of the Board since November 2003. President of the Remedy Intelligent Staffing franchise in Bucks and Montgomery Counties, Pennsylvania since 1996; previously, Regional Vice President-Consumer Banking for First Union National Bank (now Wachovia). Prior thereto, Ms. Loring served for 17 years in various management and executive positions with Bell Atlantic (now Verizon).	2000
Emory S. Todd, Jr., CPA	64	Director. Self-employed, Certified Public Accountant in Chester Springs, Pennsylvania since 1971. Mr. Todd previously served as a director of First Financial Bank from 1987 to 2005 and of Chester Valley Bancorp from 1990 to 2005.	2005

The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Terms Expire in 2007

Name	Age	Position with Willow Financial Bancorp and Principal Occupation During the Past Five Years	Director Since
Donna M. Coughey	56	Director, President and Chief Executive Officer of Willow Financial Bancorp and Willow Financial Bank since August 31, 2005. Director of Philadelphia Corporation for Investment Services, a registered investment advisor and broker dealer. From November 2000 through August 2005, Director, President and Chief Executive Officer of Chester Valley Bancorp Inc. and First Financial Bank. Previously, Chairman, President and Chief Executive Officer of Mellon Bank of Delaware from October 1996 to November 2000.	2005
John J. Cunningham, III	64	Director. Managing Partner and Chairman of the Business Law Department at the law firm of Cozen O’Connor, Philadelphia, Pennsylvania, since March 2000. Mr. Cunningham previously served as a director of Chester Valley Bancorp and First Financial Bank from 1998 to 2005.	2005
Frederick A. Marcell Jr.	68	Director. Retired. Mr. Marcell served as President and Chief Executive Officer of Willow Grove Bank since April 1992 and of Willow Grove Bancorp since December 1998 until his retirement in August 2005. Director of the Federal Home Loan Bank of Pittsburgh, Pittsburgh, Pennsylvania since 2003.	1992

Name	Age	Position with Willow Financial Bancorp and Principal Occupation During the Past Five Years	Director Since
James E. McErlane, Esq.	63	Director. Attorney and Principal of the law firm of Lamb McErlane PC, West Chester, Pennsylvania, since 1971. Interim President of Chester Valley Bancorp and First Financial Bank from June to November 2000. Mr. McErlane previously served as a director of Chester Valley Bancorp and First Financial Bank from 1991 to 2005.	2005
William B. Weihenmayer	59	Director. Independent real estate consultant, Huntingdon Valley, Pennsylvania, since March 1990; previously, a partner of The Linpro Company, a national real estate developer.	1996
Thomas J. Sukay	52	Director. President and Chief Executive Officer of Sukay & Associates Inc., Collegeville, Pennsylvania, since 2004; formerly, Chief Financial Officer, Rosenbluth International Inc. a travel management company, Philadelphia, Pennsylvania, from August 2000 through September 2003; previously, Chief Financial Officer of Commerce Bancorp, Inc., Cherry Hill, New Jersey.	2004

Directors Whose Terms Expire in 2008

Name	Age	Position with Willow Financial Bancorp and Principal Occupation During the Past Five Years	Director Since
Madeleine Wing-Adler, Phd.	65	Director. President of West Chester University, West Chester, Pennsylvania since 1992. Dr. Wing-Adler previously served as a director of Chester Valley Bancorp and First Financial Bank from 2003 to 2005.	2005
William W. Langan	65	Director. Previously, Chairman of the Board of Willow Grove Bancorp and Willow Grove Bank. Retired since March 2001; previously, President and owner of Marmetal Industries, Inc., a manufacturer of precision machined components and tooling for the marine, aerospace, utilities and related industries, Horsham, Pennsylvania.	1986
Robert J. McCormack	45	Director. President of Marathon Business Group, LLC and President of Murphy McCormack Business Group, LLC, Lewisburg, Pennsylvania, business consulting firms for mergers and acquisitions, since March 2005 and January 2006, respectively; previously, Mr. McCormack served as President and Chief Executive Officer of Sun Bancorp, Inc., Lewisburg, Pennsylvania, from March 2000 to October 2004.	2005

Name	Age	Position with Willow Financial Bancorp and Principal Occupation During the Past Five Years	Director Since
A. Brent O’Brien	68	Director. Currently an insurance consultant since 2001. Former Chief Executive Officer and President of Bean, Mason & Eyer, Inc., an insurance brokerage firm in Doylestown, Pennsylvania.	1996
Samuel H. Ramsey, III	63	Director. Investment advisor, Financial Network Investment Corporation, Bellevue, Washington, since January 2004; previously, investment advisor, AXA Advisers, LLC, Bellevue, Washington, from October 2000 to 2004 and owner of Samuel H. Ramsey, III, Certified Public Accountants from 1973 to 2002.	1988
William M. Wright	66	Director. Retired. Former General Manager of Malcolm Wright Buick Olds GMC, Inc., Coatesville, Pennsylvania. Mr. Wright previously served as a director of First Financial Bank from 1980 to 2005 and of Chester Valley Bancorp from 1990 to 2005.	2005

Executive Officers Who Are Not Directors

Set forth below is certain information with respect to current executive officers of Willow Financial Bancorp and its subsidiaries who are not directors. Ages are reflected as of June 30, 2006.

Name	Age	Principal Occupation During the Past Five Years
Ammon J. Baus	57

Chief Credit Officer of Willow Financial Bank since August 31, 2005. Previously, Senior Vice President and Chief Lending Officer of Willow Grove Bank since March 2003. Prior thereto, Credit Risk Officer of Fleet National Bank (formerly Summit Bank, Princeton, New Jersey) from 1997 to 2003; Vice President of Commercial Banking, Summit Bank (formerly First Valley Bank) from 1994 to 1997.

G. Richard Bertolet	59

Chief Lending and Sales Officer of Willow Financial Bank since August 31, 2005. Previously, Executive Vice President of First Financial Bank, Downingtown, Pennsylvania since August 2002. Prior thereto, Mr. Bertolet was a self-employed bank consultant from 2001 to August 2002. From 1995 through 2001, Mr. Bertolet served as Senior Vice President and Middle Market Regional Manager for Mellon Bank.

Name	Age	Principal Occupation During the Past Five Years
Joseph T. Crowley	44

Chief Financial Officer and Treasurer of Willow Financial Bancorp and Willow Financial Bank since August 31, 2005 and Corporate Secretary since November 2005. Previously, Chief Financial Officer and Treasurer of Chester Valley Bancorp and First Financial Bank, Downingtown, Pennsylvania since June 2003. Prior thereto, Mr. Crowley was Chief Financial Officer for Applied Card Systems, Inc. in Glen Mills, Pennsylvania from September 2000 to June 2003. From 1991 to 2000, he served as President of Crusader Bank in Philadelphia, Pennsylvania as well as Chief Financial Officer for it’s parent, Crusader Holding Corporation.

Neelesh Kalani	31

Chief Accounting Officer of Willow Financial Bancorp and Willow Financial Bank since January 2006. Previously, Mr. Kalani served as an accounting manager with Comcast Cable Communications since July 2004. Prior thereto, Mr. Kalani was Audit Manager with KPMG LLP from November 1997 to July 2004.

Matthew D. Kelly	42

Chief Wealth Management Officer of Willow Financial Bank since August 31, 2005 and, from June 2003 through June 2006, President and Chief Operating Officer of Philadelphia Corporation for Investment Services, which was a wholly owned subsidiary of Willow Financial Bank. Previously, Executive Vice President of First Financial Bank from March 2002 through August 2005. Prior thereto, Mr. Kelly was Managing Director of PNC Advisors from October 2000 to March 2002. From 1997 to 2000, Mr. Kelly served as Business Center Regional Manager for Mellon Bank, Delaware.

Colin N. Maropis	54

Regional President—Chester County Division of Willow Financial Bank since August 31, 2005, formerly, the First Financial Division. Prior thereto, Executive Vice President of Chester Valley Bancorp and First Financial Bank and Secretary of Chester Valley Bancorp since November 1997 and October 2003, respectively. From May 1989 to November 1997, Mr. Maropis served as Senior Vice President of First Financial Bank.

John T. Powers	56

Regional President—Bucks and Montgomery Counties Division of Willow Financial Bank since August 31, 2005, formerly, the Willow Grove Division. Previously, Senior Vice President of Willow Financial Bancorp and Senior Vice President, Community Banking and Corporate Secretary of Willow Financial Bank since 1986.

Director Nominations

Nominations for director of Willow Financial Bancorp are made by the Nominating and Corporate Governance Committee of the Board of Directors and are ratified by the entire Board. In September 2004, the Nominating and Corporate Governance Committee adopted a written charter which is available on our website at www.willowfinancialbank.com. The Charter sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the Board of Directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. A shareholder who desires to recommend a prospective nominee for the Board should notify our Secretary or any member of the Nominating and Corporate Governance Committee in writing with whatever supporting material the shareholder considers appropriate. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors.”

In accordance with the terms of the merger agreement between Chester Valley Bancorp and Willow Grove Bancorp, until September 1, 2008, no changes may be made to the size of Willow Financial Bancorp’s Board of Directors or any of the classes of the board unless such change is approved by a majority of (i) the seven former directors of Chester Valley Bancorp who have joined the Willow Grove Bancorp Board of Directors or their successors (who are referred to as the “Chester Valley designees”) and (ii) the ten members of the Willow Grove Bancorp Board of Directors immediately prior to the effective time of the merger (who are referred to as the “Willow designees”). If any of the Chester Valley designees, Willow designees or any of their successors die, become disabled, resign, are removed or retire during the three-year period after the effective time of the merger, the remaining Chester Valley designees or Willow designees, as the case may be, will be responsible for identifying successors to serve the remaining term of office of such departing directors. In addition, the Chester Valley designees are entitled to have proportional representation (or representation as close to proportional as possible) on the audit, compensation, nominating and corporate governance and any other major committees of the Willow Financial Bancorp Board of Directors for a period of three years from August 31, 2005. As a result of Mr. Hull’s retirement, effective as of the Annual Meeting, the Board of Directors approved the reduction in the size of the Board in accordance with Willow Financial Bancorp’s Bylaws and the terms of the merger agreement.

Committees and Meetings of the Board of Directors

During the fiscal year ended June 30, 2006, the Board of Directors of Willow Financial Bancorp met 14 times, including the annual meeting of shareholders. No director of Willow Financial Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he or she has been a director and the total number of meetings held by all committees of the Board on which he or she served during the periods that he or she served.

Membership on Certain Board Committees.   The Board of Directors of Willow Financial Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Nominating and Corporate Governance	Compensation	Audit
John J. Cunningham, III		*
Gerard F. Griesser	*
Charles F. Kremp, 3rd	*
William W. Langan		*
Rosemary C. Loring, Esq.	*
Robert J. McCormack			*
A. Brent O’Brien		**
Samuel H. Ramsey, III			*
Thomas J. Sukay		*	*
Emory S. Todd, Jr., CPA			**
William B. Weihenmayer	**
Madeleine Wing-Adler, Ph.D.	*	*

*                    Member.

**             Chair.

Audit Committee.   The Audit Committee reviews with management and the independent registered public accounting firm the systems of internal control, reviews the annual financial statements, including the Form 10-K and monitors Willow Financial Bancorp’s adherence in accounting and financial reporting in conformity with U.S. generally accepted accounting principles. The Audit Committee is comprised of five directors who are independent directors as defined in the Nasdaq listing standards and the rules and regulations of the Securities and Exchange Commission. The Board of Directors has determined that Mr. Todd, our Chairman of the Audit Committee, is also our Audit Committee Financial Expert, as such term is defined in the rules of the Securities and Exchange Commission. Mr. Todd has extensive accounting and financial experience due to his 35 years of practice as a certified public accountant. The Audit Committee met eight times in fiscal 2006. The Audit Committee charter is attached as Appendix A to this proxy statement. The charter as presently in effect also is available on our website at www.willowfinancialbank.com.

Compensation Committee.   It is the responsibility of the Compensation Committee of the Board of Directors to, among other things, oversee Willow Financial Bancorp’s compensation and incentive arrangements for management. No member of the Compensation Committee is a current or former officer or employee of Willow Financial Bancorp, Willow Financial Bank or any subsidiary. Each of the members is independent as defined in the Nasdaq listing standards. The report of the Compensation Committee with respect to compensation and benefits for the Chief Executive Officer and other executive officers is set forth on page 10. The Compensation Committee met eight times in fiscal 2006.

Nominating and Corporate Governance Committee.   The Nominating and Corporate Governance Committee reviews and makes nominations for the Board of Directors, which are then sent to the full Board of Directors for their ratification. Each of the members is independent as defined in the Nasdaq listing standards. The Nominating and Corporate Governance Committee met four times in fiscal 2006.

Directors’ Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so and receive regular board meeting fees for attendance. In November 2005, 14 of our 15 directors attended our annual meeting of shareholders.

Directors’ Compensation

We do not pay separate compensation to directors for their service on the Board of Directors of Willow Financial Bancorp. Members of Willow Financial Bank’s Board of Directors, except for Ms. Coughey, receive $1,300 per Board meeting held and $600 per committee meeting attended, except members of the Audit Committee who receive $900 per committee meeting, and the Loan Committee, Finance Committee and Compensation Committee members who receive $750 per committee meeting. The Chairman of the Board of Directors receives $2,000 per Board meeting and the chairman of each committee receives $600 per committee meeting, except the chairmen of the Audit Committee and Compensation Committee who receive $1,200 and $750 per meeting, respectively. To receive such compensation for membership on the board, directors may not be absent for more than two board meetings during the fiscal year. Compensation for committee meetings is paid only to those committee members who attend. Board fees are subject to periodic adjustment by the Board of Directors.

Deferred Compensation Plans.   The Compensation Committee recommended and the Board approved a Deferred Compensation Plan that became effective October 1, 2003. This plan provides non-employee Directors of Willow Financial Bancorp and Willow Financial Bank, as well as certain of our senior managers, with the opportunity to elect to defer receipt of specified portions of their compensation and to have such deferred amounts treated as if invested in specified investment vehicles. Messrs. Marcell, Ramsey and Weihenmayer currently participate in this plan.

In connection with the acquisition of First Financial Bank, Willow Financial Bank assumed the First Financial Bank Executive Deferred Compensation Plan, as amended and restated effective January 1, 2003, the First Financial Bank 2005 Executive Deferred Compensation Plan, the First Financial Bank Board of Directors Deferred Compensation Plan, as amended and restated effective January 1, 2003, and the First Financial Bank Board of Directors 2005 Deferred Compensation Plan. The Deferred Compensation Plans were suspended in connection with the merger so that no further deferrals can be made thereunder. Dr. Wing-Adler and Messrs. Cunningham, McErlane and Todd elected to participate in the plans.

2005 Recognition and Retention Plan.   As a result of the adoption of the 2005 Recognition and Retention Plan, our Directors and Officers Incentive Plan was terminated for fiscal 2006. Under our 2005 Recognition and Retention Plan the related trust can acquire 350,000 shares of our common stock for future awards to certain officers and directors. Each of our non-employee directors was awarded 1,935 shares of restricted stock on January 6, 2006, that vest at a rate of 33.33% per year commencing on the first anniversary of the date of grant.

Non-Qualified Retirement Plan.   In 1998, we adopted a non-qualified retirement plan for the non-employee members of Willow Financial Bank’s Board of Directors which was frozen following adoption of the 2005 Recognition and Retention Plan at the 2005 Annual Meeting of Shareholders. Participating directors became 100% vested in the benefits accrued in such plan to the date the plan was frozen. The retirement plan provides for fixed annual payments at retirement for a period of ten years. The vested amounts for certain directors range from $5,935 to $178,042 that each would receive for a period of 10 years following retirement. No additional expense for such plan is anticipated after fiscal 2005.

Retirement and Severance Agreement.   On January 20, 2005, Willow Financial Bancorp and Willow Financial Bank entered into a Retirement and Severance Agreement with Frederick A. Marcell Jr., the former President and Chief Executive Officer of Willow Financial Bancorp and Willow Financial Bank. The Retirement and Severance Agreement terminated Mr. Marcell’s employment agreement with Willow Financial Bancorp and Willow Financial Bank, effective on August 31, 2005, upon Ms. Coughey’s assumption of the duties of President and Chief Executive Officer. Mr. Marcell agreed to provide certain consulting services through April 30, 2006. In consideration of such services under the Retirement and Severance Agreement, Mr. Marcell received a consulting fee, in the amount of $244,800 per annum, plus continued group life insurance and health and dental benefits from August 31, 2005 through April 30, 2006.

Supplemental Executive Retirement Plan.   During the fiscal year ended June 30, 2006, we maintained a supplemental executive retirement plan in order to supplement the retirement benefits payable to Mr. Marcell pursuant to Willow Financial Bank’s qualified plans. The supplemental executive retirement plan provides for payments of $100,000 per year for a period of ten years beginning at retirement. Pursuant to the terms of his retirement agreement, Mr. Marcell became fully vested in his benefits under the supplemental executive retirement plan but agreed to defer commencement of the payment of such benefits until March 2006.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our President and Chief Executive Officer, our senior management and our employees are reviewed and approved by Willow Financial Bancorp’s Compensation Committee. Dr. Wing-Adler and Messrs. Cunningham, Langan, Sukay and O’Brien who is the Committee’s Chairman, currently serve as members of the Compensation Committee.

No person who served as a member of the Compensation Committee during fiscal 2006 was a current or former officer or employee of Willow Financial Bancorp or Willow Financial Bank or engaged in certain transactions with Willow Financial Bancorp or Willow Financial Bank required to be disclosed by regulations of the SEC. Additionally, there were no Compensation Committee “interlocks” during fiscal 2006, which generally means that no executive officer of Willow Financial Bancorp served as a director or member of the Compensation Committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors establishes the policies for the compensation for senior management and staff of Willow Financial Bancorp, Inc. and Willow Financial Bank to promote recruiting and retaining the best qualified management, developing and implementing methods to motivate executives, rewarding management for exemplary performance, and ensuring that the compensation of senior management is aligned with Willow Financial Bancorp’s objective of enhancing shareholder value.

The Committee utilizes a salary administration program that covers senior management and all other employees of Willow Financial Bancorp and Willow Financial Bank. The program identifies each job position, includes a description of the position and ranks such position relative to other positions at Willow Financial Bancorp and Willow Financial Bank The program includes salary survey information based on institutions reporting information both from within and outside of our market area and based on general industry data. The program then establishes our salary ranges by employment position based upon internal rankings and our review of relevant salary surveys.

Executive Salary Compensation

The Compensation Committee of the Board of Directors has the primary responsibility for establishing compensation for Willow Financial Bancorp’s President/CEO, Willow Financial Bancorp’s other executive officers named in the Summary Compensation Table included in this proxy statement (the “named executive officers”) and the other members of the senior management team. With the assistance of an independent consultant engaged by the Committee, the Committee recommended new salary levels to the full Board of Directors, excluding Ms. Coughey and Mr. Marcell, and such levels were then acted upon. In formulating its recommendations to the full Board concerning the compensation of Willow

Financial Bancorp’s President/CEO, the other named executive officers and other members of senior management, the Compensation Committee’s goals were to establish a compensation plan which provides both short and long term compensation plans that are within the 75th percentile of institutions of comparable size and complexity while considering the geographic market in which Willow Financial Bancorp operates. The Committee considered certain factors including, but not limited to, the overall performance of Willow Financial Bancorp during the most recent fiscal year based on factors such as total return to shareholders and selected performance ratios for Willow Financial Bancorp such as return on shareholders’ equity. In addition, the Committee assesses the subject officer’s individual contribution to loan, deposit and non-interest income growth of Willow Financial Bancorp, asset quality, as well as Willow Financial Bank’s ratings with Federal regulators. The Committee also considers compensation paid by competing financial institutions as outlined in the Salary Administration Program. Finally, when considering compensation of the President/CEO, the Committee assesses overall management effectiveness and leadership as well as involvement in matters outside Willow Financial Bancorp and Willow Financial Bank which enhance our corporate standing such as community development efforts and participation in various professional organizations and charitable endeavors.

For the fiscal year ended June 30, 2006 Mr. Marcell’s salary totaled $121,876. Mr. Marcell’s salary was not increased over the amount that was in effect as of June 30, 2004. Effective with the Merger with Chester Valley Bancorp, which was effective after the close of business on August 31, 2005, Mr. Marcell retired as President/CEO of Willow Financial Bancorp and Ms. Coughey became Preseident/CEO of Willow Financial Bancorp. Mr. Marcell received benefits under a Retirement and Severance Agreement, which was entered into concurrently with the execution of the agreement and plan of merger with Chester Valley Bancorp, which provided that Mr. Marcell would provide transitional consulting services to Willow Financial Bancorp. Under the terms of Mr. Marcell’s Retirement and Severance Agreement, he continued to receive his base salary and health and dental benefits through April 2006. Ms. Coughey had a base salary of $300,000 during fiscal 2006.

With respect to the named executive officers other than the President/CEO, the Committee considered performance evaluations prepared by the President/CEO. For fiscal 2006, the Committee recommended and the Board approved salaries for the named executive officers other than the President/CEO and members of senior management that would provide that their total compensation package including short and long-term incentive plans, approximated the 75th percentile of its competitors of similar size, complexity and geographic location.

Executive Incentive Compensation

Willow Financial Bancorp maintains an incentive compensation plan covering the President/CEO; the other named executive officers and certain other officers. Incentive compensation is recommended by the Compensation Committee to the full Board based upon a review of certain quantitative and qualitative formulas which are set forth in the incentive compensation plan and are designed to measure Willow Financial Bancorp’s performance with respect to specified regulatory and audit standards, goals for returns on equity, loan, deposit and fee income growth of Willow Financial Bancorp, and asset quality standards. Quantitative comparison to peer performance is measured and factored into the incentive compensation formula. During fiscal year 2006, the President/CEO was not eligible for incentive compensation in lieu of a stay bonus provided for in her employment contract. The other named executive officers were eligible for an incentive bonus based upon Willow Financial Bancorp’s performance in fiscal 2006 and other factors. Based upon its review of Willow Financial Bancorp’s performance and the provisions of the incentive plan, the Committee recommended and the Board approved incentive bonuses to the other named executive officers amounting to $173,000 (which amounts were paid in fiscal 2007). Additionally, Willow Financial Bancorp maintains a supplemental executive retirement plan, the 2006 Supplemental Executive Retirement Plan, for certain named Executives as recommended by the Committee and approved by the

Board of Directors. During fiscal 2006, contribution under the plan totaled $180,000. The Committee annually considers making grants of stock options and restricted stock awards to executive officers. During fiscal 2006, an aggregate of 2,000 stock options were awarded to four executive officers, such options have a five year vesting period and an exercise price equal to the fair market value of common stock on the date the option was granted. The Committee recommended to the Board that an aggregate of 32,299 shares of restricted stock be awarded to five executive officers; such shares have a three-year vesting period. In addition, an aggregate of 30,968 restricted stock awards for Directors were recommended and approved by the Board. In conjunction with the awarding of restricted stock to the Directors, the Director’s pension plan was terminated and Directors became fully vested in the accrued benefit on the date of termination. These option and restricted stock grants provide incentive for the creation of shareholder value since the full benefit of these awards can only be realized with the appreciation in the price of Willow Financial Bancorp’s common stock (with respect to options) or the attainment of specific performance goals (with restricted stock awards).

The Compensation Committee met eight times during the fiscal year ended June 30, 2006.

No members of the Compensation Committee were considered insider/employees, nor were there interlocking relationships or relationships with Willow Financial Bancorp requiring disclosure. All Compensation Committee recommendations and issues regarding executive compensation were submitted to the full Board of Directors for approval; however, neither Mr. Marcell nor Ms. Coughey participated in the consideration of his or her compensation.

A. Brent O’Brien
Compensation Committee Chair
John J. Cunningham, III
Gerard F. Griesser
Lewis W. Hull
William W. Langan

MANAGEMENT COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation paid by Willow Financial Bank (including amounts deferred to future periods by the officers) for services rendered in all capacities during the fiscal years ended June 30, 2006, 2005 and 2004 to the President and Chief Executive Officer, former President and Chief Executive Officer and four other executive officers of Willow Financial Bank during fiscal 2006 whose salary plus bonus exceeded $100,000. Willow Financial Bancorp has not paid separate cash compensation to its officers and directors.

				Long Term Compensation
				Awards
		Annual			Securities
		Compensation(1)		Restricted	Underlying	All Other
Name and Principal Position	Fiscal Year	Salary	Bonus(2)	Stock(3)	Options	Compensation(4)
Donna M. Coughey	2006	$253,310	$200,000	$210,942	—	$7,308
President and Chief Executive	2005	—	—	—	—	—
Officer since August 2005	2004	—	—	—	—	—
Frederick A. Marcell Jr.	2006	$121,876	$—	$—	—	$1,367
President and Chief Executive	2005	244,800	59,949	—	—	33,420
Officer through August 2005	2004	242,215	21,436	—	—	48,576
Joseph T. Crowley	2006	$169,297	$73,500	$95,428	500	$6,397
Senior Vice President,	2005	—	—	—	—	—
Chief Financial Officer	2004	—	—	—	—	—
and Corporate Secretary since August 2005
Ammon J. Baus	2006	$171,615	$31,500	$66,297	500	$31,878
Senior Vice President,	2005	127,396	26,718	—	—	12,545
Chief Lending Officer	2004	116,062	8,647	—	—	—
G. Richard Bertolet	2006	$157,668	$38,961	$71,419	500	$5,102
Chief Lending and Sales Officer	2005	—	—	—	—	—
since August 2005	2004	—	—	—	—	—
Matthew D. Kelly	2006	$141,012	$29,488	$58,807	500	$5,007
Chief Wealth Management	2005	—	—	—	—	—
Officer since August 2005	2004	—	—	—	—	—

(1)          Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of our management, the costs of providing such benefits to the named executive officers did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual.

(2)          Reflects for Ms. Coughey, a signing bonus paid in fiscal 2006 agreed to in lieu of certain change-in-control benefits under her prior agreement with Chester Valley Bancorp, and for the other named executive officers, bonuses earned during the indicated fiscal year that were paid in the following year.

(Footnotes continued on following page)

(3)          Reflects the value of shares of restricted stock on the date of grant awarded pursuant to the 2005 Recognition and Retention Plan. Such restricted stock vests over three years, 33.33% per year from the date of the grant. Dividends paid on the restricted common stock are held in trust and paid to the recipient when the restricted stock is earned. As of June 30, 2006, Ms. Coughey and Messrs. Marcell, Crowley, Baus, Bertolet and Kelly had 13,548, 17,935, 6,129, 4,258, 4,587, and 3,777 shares of unearned restricted stock, respectively, pursuant to the Recognition and Retention Plans, which had fair market values of $215,549, $285,346, $97,512, $67,745, $72,979 and $60,092 at June 30, 2006, respectively.

(4)          Reflects contributions by Willow Financial Bank to the 401(k) accounts of the named executive officers in fiscal 2006. Includes for Mr. Baus, the fair market value on June 30, 2006, of a share of Willow Financial Bancorp common stock ($15.91) multiplied by the 1,591 shares allocated to his employee stock ownership plan account during fiscal 2006. No other normal executive officer was eligible for allocations under the employee stock ownership plan during fiscal 2006. Does not include amounts allocated to the accounts of the named executive officers in the Willow Financial Bank supplemental executive retirement plans.

Stock Options

Stock Option Grants During Fiscal Year 2006

The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, information with respect to stock options granted during fiscal 2006. All such options vest pro rata over a five year period for the named executive officers.

	Individual Grants
Name	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Sh)(1)	Expiration Date	Grant Date Present Value $(2)
Donna M. Coughey	—	—	$—-	—	$—-
Frederick A. Marcell Jr.	—	—	—	—	—
Joseph T. Crowley	500	2.38%	15.22	1/03/2016	2,564
Ammon J. Baus	500	2.38%	15.22	1/03/2016	2,564
G. Richard Bertolet	500	2.38%	15.22	1/03/2016	2,564
Matthew D. Kelly	500	2.38%	15.22	1/03/2016	2,564

(1)          The exercise price was based on Willow Financial Bancorp’s market price of the common stock on the date of the grant.

(2)          The fair value of the options granted was estimated using the Black-Scholes pricing model. Under such analysis, the risk-free interest rate was assumed to be 4.37%, the expected life of the options to be 5.51 years, the expected volatility to be 17.7% and the dividend yield to be 3.37% per share.

Aggregate Option Exercises in Last Fiscal Year and Year End Option Values

The following table sets forth, with respect to each executive officer named in the Summary Compensation table, information with respect to exercise of stock options, the number of options held at June 30, 2006 and the value with respect thereto.

	Shares acquired	Value	Number of Unexercised Options at Fiscal Year End		Value of Unexercised in the Money Options at Fiscal Year End(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Donna M. Coughey	—	—	15,696	4,372	$57,345	$13,431
Frederick A. Marcell Jr.	—	—	89,691	31,596	645,991	105,694
Joseph T. Crowley	—	—	—	500	—	345
Ammon J. Baus	—	—	7,500	5,500	21,075	14,395
G. Richard Bertolet	—	—	18,715	500	119,146	345
Matthew D. Kelly	—	—	17,160	500	116,774	345

(1)          Calculated by determining the difference between the fair market value of a share of common stock underlying the options at June 30, 2006 ($15.91) and the exercise price of the options.

Employment Agreements

In connection with the merger of Chester Valley Bancorp with and into Willow Financial Bancorp, Willow Financial Bancorp and Willow Financial Bank entered into an employment agreement with Donna M. Coughey, the former President and Chief Executive Officer of Chester Valley Bancorp and First Financial Bank, which provided that Ms. Coughey would become the President and Chief Executive Officer of Willow Financial Bancorp and Willow Financial Bank upon the effective date of the merger, August 31, 2005. Under the terms of her employment agreement, Ms. Coughey serves as President and Chief Executive Officer and as a director of Willow Financial Bancorp and Willow Financial Bank for a three-year term, commencing on August 31, 2005, and renewing annually for one additional year each July 1 unless notice to the contrary is given. Ms. Coughey is entitled to a minimum base salary of $300,000 per year, and a retention bonus on the one-year anniversary of the merger, of $150,000. Pursuant to the employment agreement, Ms. Coughey received a signing bonus of $200,000 upon the closing of the merger. The agreement provides that, if Ms. Coughey terminated her employment during the first year for any reason, or if her employment was terminated by Willow Financial Bancorp or Willow Financial Bank for any reason other than cause during the first year following the closing of the merger, she would have received a severance payment equal to the amount she was entitled to under her prior employment agreement with Chester Valley Bancorp and First Financial Bank less the $200,000 signing bonus and subject to no payment being deemed a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended. The agreement provides that, if Ms. Coughey’s employment is terminated in connection with a subsequent change in control of Willow Financial Bancorp and/or Willow Financial Bank or within twelve months thereafter, Willow Financial Bancorp will pay her three times her then current base salary and most recent bonus. The employment agreement provides that if the payments and benefits provided to Ms. Coughey pursuant to a subsequent change in control are deemed to constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, then she would be reimbursed for any excise tax liability pursuant to Sections 280G and 4999 of the Internal Revenue Code and for additional taxes imposed as a result of such reimbursement. In addition, Willow Financial Bancorp, Willow Financial Bank and Ms. Coughey have generally agreed to release each other from any and all claims of actions that may result during the term of the employment agreement.

In addition, in connection with our merger with Chester Valley Bancorp, Willow Financial Bancorp and Willow Financial Bank entered into an employment agreement with Joseph T. Crowley to serve as Chief Financial Officer and Willow Financial Bank entered into employment agreements with G. Richard Bertolet, Matthew D. Kelly and Colin Maropis to serve as Executive Vice President and Chief Lending Officer, Chief Wealth Management Officer and Regional President, respectively, for an initial term expiring June 30, 2007, renewing annually for one additional year each July 1 unless notice to the contrary is given, commencing on the closing of the merger. Messrs. Bertolet, Crowley, Kelly and Maropis are currently entitled to a minimum base salary of $195,000, $210,000, $168,500 and $141,000, respectively. Each agreement provides that if the executive’s employment is terminated in connection with a subsequent change in control of Willow Financial Bancorp or within twelve months thereafter, the executive will be entitled to receive a payment of two times his average annual compensation (defined as the five-year average base salary and bonus) subject to no payment being deemed a “parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended. Each of these agreements provides that if the executive’s employment is terminated by Willow Financial Bancorp for other than cause, disability, retirement or death or by the executive due to a material breach by Willow Financial Bancorp, then the executive will receive one times his then current base salary. Willow Financial Bank also has entered into a Change In Control Severance agreement with a former officer of First Financial Bank who has continued his employment with Willow Financial Bank. The agreement provides for severance payments of one times the employee’s average annual compensation in the event of a termination of employment within twelve months after a change-in-control of Willow Financial Bancorp.

Willow Financial Bank entered into employment agreements in fiscal 2004 with each of Messrs. Powers and Baus, which agreements superseded existing employment agreements with such persons. Willow Financial Bank agreed to employ Messrs. Powers and Baus for a term of one year. Messrs. Powers and Baus are currently entitled to a minimum base salary of $145,000 and $180,000, respectively, which may be increased from time to time by the Board of Directors. The terms of the executives’ employment agreements are extended annually for a successive additional one-year period on each annual anniversary unless Willow Financial Bank provides not less than 30 days prior notice not to extend the employment term. Each of the employment agreements is terminable with or without cause by Willow Financial Bank. The executives have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination without good cause (as defined in the agreement) or termination by Willow Financial Bank for cause, disability, retirement or death. In the event that (1) the executive terminates his employment because of failure to comply with any material provision of the employment agreement by Willow Financial Bank or Willow Financial Bank changes the executive’s title or duties or (2) the employment agreement is terminated by Willow Financial Bank other than for cause, disability, retirement or death, the executives will be entitled to one times their base salary as cash severance. In the event that the executive’s employment is terminated following a change in control, as defined, or the executive terminates his employment as a result of certain adverse actions which are taken with respect to his employment following a change in control, as defined, the executives will be entitled to a cash severance amount equal to two times their average annual compensation over the past five calendar years, or such shorter period of employment of the employment agreement. Benefits under the employment agreements will be reduced to the extent necessary to ensure that the executives do not receive any “parachute payment” as such term is defined under Section 280G of the Internal Revenue Code.

Although the above-described employment agreements could increase the cost of any acquisition of control of Willow Financial Bancorp, our management does not believe that the terms thereof would have a significant anti-takeover effect. Willow Financial Bancorp and/or Willow Financial Bank may determine to enter into similar employment agreements with other officers in the future.

Benefit Plans

Retirement Plan. In connection with the merger with Chester Valley Bancorp on August 31, 2005, Willow Financial Bancorp assumed the First Financial Bank pension plan, a noncontributory defined benefit plan, which was frozen effective as of July 1, 2005 and which we withdrew from subsequent to the merger. Certain of our current executive officers who previously were employees of First Financial Bank were participants in the frozen First Financial Bank defined benefit pension plan and are entitled to their vested benefits thereunder. The annual benefits payable upon retirement at age 65 to Ms. Coughey and Messrs. Crowley, Bertolet and Kelly will be $10,825, $2,436, $4,707 and $5,431, respectively. Willow Financial Bancorp has no further obligations with respect to, and will incur no additional costs for, the prior First Financial Bank defined benefit pension plan.

Supplemental Executive Retirement Plan.   On March 28, 2006, the Board of Directors upon the recommendation of the Compensation Committee, approved and adopted the Willow Grove Bancorp, Inc. 2006 Supplemental Executive Retirement Plan, effective as of April 1, 2006. The plan is a nonqualified, unfunded, cash based defined contribution plan which is designed to provide deferred compensation retirement benefits to selected members of our executive management team. The plan provides base supplemental retirement benefits in an amount equal to 30% or 25%, depending on the executive, of the employee’s current annual salary (plus assumed future salary increases of 3.5% per year) for 15 years at retirement. Participants also may receive additional performance based credits in their accounts equal to 15% or 30% of his or her current salary depending upon whether Willow Financial Bancorp reaches either the first or second level of to-be-determined performance criteria. Willow Financial Bancorp will make base credit and, if performance criteria are satisfied, performance based credits on an annual basis. Participants’ accounts also will be credited with interest on their plan accounts at an annualized rate of 5.5%, subject to change. Participants will become vested at the rate of 25% per year in their benefit accounts and will become fully vested upon death or a Change in Control, Retirement or Disability, each, as defined. Upon a termination of service, other than for cause as defined, participants will be entitled to receive their vested benefits in the plan in a lump sum or in installments. The Board selected Ms. Coughey and Messrs. Crowley, Baus and Bertolet to be participants in the supplemental executive retirement plan at the Tier 1 or 30% of salary level, and it selected Messrs. Kelly, Maropis, and Powers to be participants at the Tier 2 or 25% of salary level. The Compensation Committee and Board have not yet established the criteria for the performance based credits under the supplemental executive retirement plan, and no performance based credits were made with respect to fiscal 2006. Assuming that Ms. Coughey and Messrs. Crowley, Baus, Bertolet and Kelly retire at age 65 with average annual compensation calculated based on their last three years of compensation, each would be entitled to an annual benefit of $103,318, $98,876, $54,903, $59,141 and $90,100, respectively, for 15 years under the supplemental executive retirement plan. If Ms. Coughey or Messrs. Crowley, Baus, Bertolet and Kelly die after they retire but before the supplemental benefits are paid for 15 years, the remaining supplemental benefits will be paid to their beneficiary or estate.

Executive Survivor Income Agreements.   In July 2003, First Financial Bank entered into Executive Survivor Income Agreements with Ms. Coughey and Messrs. Bertolet, Kelly and Maropis, which were assumed by Willow Financial Bank. The total pre- and post-retirement death benefit payable to the beneficiaries of Ms. Coughey is $500,000 and Messrs. Bertolet, Kelly and Maropis is $250,000. The benefit is payable if the employee dies while employed by Willow Financial Bank or if service with Willow Financial Bank is terminated:

•       as a result of disability,

•       by voluntary termination after having reached age 62 with 5 years of service to Willow Financial Bank (including service to First Financial Bank), or

•       within 12 months after a change in control, as defined, if the employee’s termination of service was involuntary but without cause or voluntary with good reason.

No benefits are payable unless the employee dies before attaining the age of 85.

Benefits payable under the Executive Survivor Income Agreements are not funded. The Executive Survivor Income Agreement represents the mere promise on Willow Financial Bank’s part to pay benefits, which will be paid from Willow Financial Bank’s general assets. To assure itself of funds sufficient to pay the promised death benefits, Willow Financial Bank purchased insurance on the employee’s life, through a single premium payment. Willow Financial Bank expects that the policies’ death benefits will be sufficient to allow Willow Financial Bank to pay all benefits promised under the Executive Survivor Income Agreements and to recover in full the entire premiums paid.

Indebtedness of Management and Related Party Transactions

In accordance with applicable federal laws and regulations, Willow Financial Bank offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

PERFORMANCE GRAPH

The following graph demonstrates comparison of the cumulative total returns for the common stock of Willow Financial Bancorp, the NASDAQ Composite Index and the SNL Securities Thrift Index for the periods indicated. The graph includes adjustments to reflect the reorganization we completed on April 3, 2002 and assumes that an investor originally purchased shares of our predecessor mid-tier company on June 30, 2001 and exchanged his or her shares in April 2002 pursuant to the exchange ratio for our second step conversion. The graph below represents $100 invested in our common stock at its closing price on June 30, 2001. The cumulative total returns include the payment of dividends by Willow Financial Bancorp.

	Period Ending
Index	6/30/01	06/30/02	06/30/03	06/30/04	06/30/05	06/30/06
Willow Financial Bancorp, Inc.	$100.00	$222.25	$329.59	$317.11	$298.88	$334.34
NASDAQ Composite	100.00	67.93	75.71	95.97	97.03	103.32
SNL Thrift Index	100.00	118.52	137.10	159.97	180.36	202.06

*                    Source: SNL Financial LC

BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 21, 2006, the voting record date, certain information as to the common stock beneficially owned by (i) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) the directors of Willow Financial Bancorp, (iii) certain executive officers of Willow Financial Bancorp; and (iv) all directors and executive officers of Willow Financial Bancorp as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)		Percent of Common Stock(2)
Willow Financial Bank 401(k)/Employee Stock Ownership Plan Trust	1,119,895	(3)	7.5%
Welsh & Norristown Roads
Maple Glen, Pennsylvania 19002
Private Capital Management, L.P.	971,262	(4)	6.5
8889 Pelican Bay Boulevard
Naples, Florida 34108
Directors:
Donna M. Coughey	84,224	(5)(6)	*
John J. Cunningham, III	48,783	(5)	*
Gerard F. Griesser	25,933	(5)(7)	*
Lewis W. Hull	69,927	(5)(8)
Charles F. Kremp, 3rd	113,975	(5)	*
William W. Langan	101,554	(5)(9)	*
Rosemary C. Loring, Esq.	89,924	(5)(10)	*
Frederick A. Marcell Jr.	246,344	(5)(11)	1.6
Robert J. McCormack	3,620	(5)(12)	*
James E. McErlane, Esq.	516,783	(5)(13)	3.5
A. Brent O’Brien	63,577	(5)(14)	*
Samuel H. Ramsey, III	121,297	(5)(15)	*
Thomas J. Sukay	6,935	(5)	*
Emory S. Todd, Jr., CPA	52,696	(5)(16)	*
William B. Weihenmayer	93,336	(5)(17)	*
Madeleine Wing-Adler, Ph.D.	7,655	(5)	*
William M. Wright	69,529	(5)	*
Other Named Executive Officers:
Ammon J. Baus	15,524	(5)(18)	*
G. Richard Bertolet	24,360	(5)(19)	*
Joseph T. Crowley	13,265	(5)(20)
Matthew D. Kelly	25,048	(5)(21)
All Directors and Executive Officers as a group (24 persons)	1,981,712	(5)	12.8%

*                    Represents less than 1% of our outstanding common stock.

(1)          Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(Footnotes continued on following page)

(2)          Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.

(3)          As of December 31, 2005, 517,036 shares held in the Willow Financial Bank 401(k)/ESOP trust had been allocated to the accounts of participating employees. Amounts held by the plan trustees, Ms. Coughey and Mr. Crowley, reflect shares allocated to their individual accounts in the 401(k)/ESOP and exclude all other shares held in the trust. Under the terms of the 401(k)/ESOP, the plan trustees vote all allocated shares in accordance with the instructions of the participating employees. Any unallocated shares are generally required to be voted by the plan trustee in the same ratio on any matter as to those shares for which instructions are given by the participant’s under the employee stock ownership plan provisions.

(4)          Based on a Schedule 13G/A, dated February 14, 2006, filed by Private Capital Management, L.P. (“PCM”), a registered investment adviser, Bruce S. Sherman and Gregg J. Powers, chief executive officer and president of PCM, respectively, PCM and Messrs. Sherman and Powers exercise in these capacities shared voting power and shared dispositive power with respect to the 971,262 shares of Common Stock held by PCM’s clients and managed by PCM.

(5)          Includes options to acquire shares of Willow Financial Bancorp’s common stock that are exercisable on September 21, 2006, or within 60 days thereof, and shares over which the directors or officers have voting power which have been granted pursuant to our Recognition and Retention Plans and are held in the associated trusts, as follows:

Name	Number of Shares Underlying Options	Number of Shares Held in Recognition Plan Trusts
Directors:
Donna M. Coughey	15,696	13,548
John J. Cunningham, III	37,572	1,935
Gerard F. Griesser	—	1,935
Lewis W. Hull	17,680	7,067
Charles F. Kremp, 3rd	21,831	9,633
William W. Langan	54,098	7,935
Rosemary C. Loring, Esq.	43,661	7,067
Frederick A. Marcell Jr.	89,691	17,935
Robert J. McCormack	—	1,935
James E. McErlane, Esq.	—	1,935
A. Brent O’Brien	33,395	7,067
Samuel H. Ramsey, III	32,687	7,067
Thomas J. Sukay	—	1,935
Emory S. Todd, Jr., CPA	12,666	1,935
William B. Weihenmayer	18,185	7,067
Madeleine Wing-Adler, Ph.D.	5,720	1,935
William M. Wright	22,884	1,935
Named Executive Officers:
Ammon J. Baus	7,500	4,258
G. Richard Bertolet	18,715	4,587
Joseph T. Crowley	—	6,129
Matthew D. Kelly	17,160	3,777
All Directors and Executive Officers as a group (24 persons)	542,408	133,251

(6)          Includes 33,171 shares held jointly with Ms. Coughey’s spouse, 1,799 shares held by Ms. Coughey’s spouse, 13,746 shares held in Ms. Coughey’s individual retirement account, 5,278 shares held in the Willow Financial Bank 401(k)/ESOP and 986 shares held in the First Financial Bank ESOP.

(Footnotes continued on following page)

(7)          Includes 171 shares held by Mr. Griesser’s spouse and 2,184 shares held in Mr. Griesser’s retirement plan.

(8)          Includes 45,180 shares held jointly with Mr. Hull’s spouse.

(9)          Includes 24,202 shares held in trust for Mr. Langan’s spouse over which Mr. Langan disclaims beneficial ownership and 15,319 shares held in revocable trust with Mr. Langan as trustee.

(10)   Includes 5,031 shares held jointly with Ms. Loring’s spouse, 11,500 shares held by Ms. Loring’s spouse and 20,100 shares held in Ms. Loring’s individual retirement account.

(11)   Includes 82,208 shares held in Mr. Marcell’s accounts in Willow Financial Bank’s 401(k)/ESOP, 684 shares held by Mr. Marcell’s spouse in her IRA account over which Mr. Marcell disclaims beneficial ownership and 35,870 shares held in the Willow Financial Bancorp Deferred Compensation Plan, over which Mr. Marcell disclaims beneficial ownership, except to the extent of his personal pecuniary interest therein.

(12)   Includes 450 shares held jointly with Mr. McCormack’s spouse and 1,235 shares held in Mr. McCormack’s individual retirement account.

(13)   Includes 201,118 shares held in a trust of which Mr. McErlane is a co-trustee with shared voting and investment power; 191,872 shares held by Mr. McErlane and his spouse as tenants by the entireties with right of survivorship; 119,783 shares held in the Lamb, Windle & McErlane Pension Fund for the benefit of Mr. McErlane and 2,075 shares held in Mr. McErlane’s individual retirement account.

(14)   Includes 2,245 shares held by Mr. O’Brien’s spouse.

(15)   Includes 611 shares held in a trust for which Mr. Ramsey is a beneficiary, 19,172 shares held in Mr. Ramsey’s individual retirement account and 12,481 shares held in the Willow Financial Bancorp Deferred Compensation Plan, over which Mr. Ramsey disclaims beneficial ownership, except to the extent of his personal pecuniary interest therein.

(16)   Includes 7,284 shares held in Mr. Todd’s individual retirement account.

(17)   Includes 15,000 shares held by Mr. Weihenmayer’s spouse, 5,000 shares held by Mr. Weihenmayer’s son over which Mr. Weihenmayer disclaims beneficial ownership and 12,481 shares held in the Willow Financial Bancorp Deferred Compensation Plan, over which Mr. Weihenmayer disclaims beneficial ownership, except to the extent of his personal primary interest therein.

(18)   Includes 3,765 shares held in Mr. Baus’s accounts in Willow Financial Bank’s 401(k)/ESOP.

(19)   Includes 58 shares held in Mr. Bertolet’s account in the First Financial Bank ESOP.

(20)   Includes 130 shares held by Mr. Crowley’s spouse, 154 shares held by Mr. Crowley as custodian for his children, 3,128 shares held in Mr. Crowley’s individual retirement account, 2,861 shares held in Mr. Crowley’s account in Willow Financial Bank’s 401(k)/ESOP and 47 shares held in Mr. Crowley’s account in the First Financial Bank ESOP.

(21)   Includes 111 shares held in Mr. Kelly’s account in the First Financial Bank ESOP.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Willow Financial Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish Willow Financial Bancorp with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of our common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended June 30, 2006, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, other than Ms. Loring who was late reporting one transaction of Form 5.

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (PROPOSAL TWO)

The Audit Committee of the Board of Directors of Willow Financial Bancorp has appointed KPMG LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ending June 30, 2007, and further directed that the selection of auditors be submitted for ratification by the shareholders at the annual meeting.

We have been advised by KPMG LLP that neither that firm nor any of its associates has any relationship with Willow Financial Bancorp or its subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. KPMG LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint KPMG LLP as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by KPMG LLP is compatible with maintaining their independence. In addition to performing auditing services as well as reviewing our public filings, our independent registered public accounting firm performed tax-related services, including the completion of our corporate tax returns, in fiscal 2005 and 2006. The Audit Committee believes that KPMG LLP’s performance of these other services is compatible with maintaining the independent registered public accounting firm’s independence.

The Board of Directors recommends that you vote FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007.

Audit Fees

The following table sets forth the aggregate fees paid by us to KPMG LLP for professional services rendered by KPMG LLP in connection with the audit of Willow Financial Bancorp’s consolidated financial statements for fiscal 2006 and 2005, as well as the fees paid by us to KPMG LLP for audit-related services, tax services and all other services rendered by KPMG LLP to us during fiscal 2006 and 2005.

	Year Ended June 30,
	2006	2005
Audit fees (1)	$435,000	$530,558
Audit-related fees (2)	618	21,336
Tax fees (3)	36,558	44,875
All other fees	—-	—-
Total	$472,176	$596,769

       (1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

       (2) Audit-related fees primarily consist of fees incurred in connection with the provision of due diligence services, audits of the financial statements of our employee benefit plans and agreed-upon procedures performed in connection with student loans.

       (3) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Willow Financial Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary. The Chair of the Audit Committee has been delegated the authority to approve non-audit related services in lieu of the full Audit Committee. On a quarterly basis, the Chair of the Audit Committee presents any previously-approved engagements to the full Audit Committee.

Each new engagement of KPMG LLP was approved in advance by the Audit Committee or its Chair, and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.

REPORT OF THE AUDIT COMMITTEE

The functions of the Audit Committee include the following: performing all duties assigned by the Board of Directors, reviewing with management and independent public accountants the basis for the reports issued by Willow Financial Bank and Willow Financial Bancorp, Inc. pursuant to federal regulatory requirements, meeting with the independent public accountants to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates, assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses, and assessing compliance with laws and regulations and overseeing the internal audit function. The Audit Committee also reviews and assesses the adequacy of its charter on an annual basis.

The Audit Committee has reviewed and discussed Willow Financial Bancorp’s audited financial statements with management. The Audit Committee has discussed with Willow Financial Bancorp’s independent registered public accounting firm, KPMG LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, “Communication with Audit Committees.”  The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees” and has discussed with KPMG LLP, the independent auditor’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Willow Financial Bancorp’s Annual Report on Form 10-K for fiscal year 2006 for filing with the Securities and Exchange Commission.

Samuel H. Ramsey, III
Audit Committee Chair
Robert J. McCormack
Thomas J. Sukay
Emory S. Todd, Jr., CPA
Madeleine Wing-Adler, Phd

SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholder Proposals.   Any proposal which a shareholder wishes to have included in the proxy materials of Willow Financial Bancorp relating to the next annual meeting of shareholders of Willow Financial Bancorp, which is anticipated to be held in October or November 2007, must be received at the principal executive offices of Willow Financial Bancorp, 170 South Warner Road, Wayne, Pennsylvania 19087, Attention: Joseph T. Crowley, Corporate Secretary, no later than June 5, 2007. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals which are not submitted for inclusion in Willow Financial Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Section 2.10 of Willow Financial Bancorp’s Bylaws. Notice of the proposal must be given in writing and delivered to, or mailed and received at, our principal executive offices by June 5, 2007. The notice must include the information required by Section 2.10 of our Bylaws.

Shareholder Nominations.   Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or a committee thereof, shall be made by a shareholder who has complied with the notice and information requirements contained in Section 3.12 of our Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders.

Other Shareholder Communications.   Shareholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Willow Financial Bancorp, Inc., c/o Joseph T. Crowley, Corporate Secretary, at 170 South Warner Road, Wayne, Pennsylvania 19087. Mr. Crowley will forward such communications to the director or directors to whom they are addressed.

ANNUAL REPORTS

A copy of Willow Financial Bancorp’s Annual Report on Form 10-K for the year ended June 30, 2006 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, we will furnish to any shareholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to Mr. Joseph T. Crowley, Corporate Secretary, Willow Financial Bancorp, Inc., 170 South Warner Road, Wayne, Pennsylvania 19087.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Willow Financial Bancorp.  Willow Financial Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Willow Financial Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Willow Financial Bancorp may solicit proxies personally or by telephone without additional compensation.

Appendix A

WILLOW GROVE BANCORP, INC.
WILLOW GROVE BANK
AUDIT COMMITTEE CHARTER

(Amended and Restated as of September 8, 2006)

I.   Audit Committee Purpose

The Audit Committee (the “Committee”) of Willow Grove Bancorp, Inc. (the “Company”) is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee’s primary duties and responsibilities are to:

•       Appoint and oversee the Company’s independent registered public accounting firm in accordance with Section 301 of the Sarbanes-Oxley Act of 2002 and Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and oversee the audits of the Company’s financial statements.

•       Oversee the integrity of the Company’s accounting and financial reporting processes and its systems of internal controls regarding finance, accounting, legal, and regulatory compliance.

•       Monitor the qualifications, independence, and performance of the Company’s independent registered public accounting firm.

•       Provide an avenue of communication among the independent, management, and the Board of Directors and with respect to any complaints relating to accounting, internal controls or auditing matters and the confidential anonymous submission by employees regarding questionable accounting or auditing matters.

•       Monitor the performance and operations of the Internal Audit Department.

•       Oversee the performance of any co-source internal audit vendor arrangement.

•       Approve all related party transactions.

The Committee has the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary to carry out its duties. The Committee also has the authority to pay the ordinary administrative expenses of the Committee that it deems necessary or appropriate to carry out its duties.

II.   Committee Membership and Meetings

The Committee shall consist of a minimum of three independent directors as such independence is defined for Committee members by the Marketplace Rules of the Nasdaq Stock Market and the Exchange Act and the rules thereunder.

All members of the Committee shall have sufficient financial experience and ability to enable them to discharge their responsibilities including the ability to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication.

III.   Committee Duties and Responsibilities

The Committee shall meet at least four times per year or more frequently as deemed necessary; the Committee shall review the Audit Committee Charter on an annual basis and have the Charter appended to the Company’s proxy materials at least every three years or posted on the Company’s website in accordance with regulations of the Securities and Exchange Commission (“SEC”). The Committee should meet privately in executive session at least annually with management, the internal auditor, the Company’s independent registered public accounting firm, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. The Committee, or at least its Chairman, should communicate with management and the independent registered public accounting firm no less than quarterly to review the Company’s financial statements and significant findings based upon the independent registered public accounting firm’s limited review procedures, including the matters to be discussed pursuant to the Auditing Standards Board’s Statement on Standards (“SAS”) No. 61, “Communications with Audit Committees,” and SAS No. 90, “Audit Committee Communications.”  The Chairman or another member of the Committee selected thereby should review the Company’s earnings releases with management and the independent registered public accounting firm prior to their release.

The Committee shall have the following additional responsibilities with respect to the Company and its consolidated subsidiaries.

1.             Affirm an understanding with the Company’s independent registered public accounting firm that they must report directly to the Committee and that the Committee has the ultimate authority and responsibility to select, retain, oversee and approve the compensation of the Company’s independent registered public accounting firm.

2.             Meet with the Company’s independent registered public accounting firm and financial management of the Company to review both the scope of the proposed annual audit and the procedures to be utilized, and at the conclusion of such audit, meet with such firm independently of management to discuss their comments and recommendations.

3.             Review and approve the internal audit function of the Company including (a) its purpose, independence, authority, and reporting obligations (b) the annual audit program, budget, and staffing, (c) presentation of internal audit’s annual audit plan to the Company’s independent registered public accounting firm for review and comment, (d) coordination of the audit plan with the independent registered public accounting firm, (e) provide for periodic external reviews by a third party of internal audit department for effectiveness, and (f) the appointment, termination, and compensation of the internal audit staff.

4.             Approve, in advance, the provision by the Company’s independent registered public accounting firm of all permissible audit and non-audit services (with the exception of certain de minimus non-audit services constituting not more than 5% of all auditing revenues paid during the fiscal year; not initially recognized to be non-audit; and promptly brought to the attention of the audit committee and approved prior to completion).

5.             As the Committee deems necessary to discharge its duties and responsibilities, engage and determine funding for independent counsel and other advisers.

6.             Review the independent registered public accounting firm’s examination of the Company’s (a) financial statements, (b) evaluation of the internal system of audit and financial controls, and (c) financial statements contained in the annual report to shareholders (and resolve any disagreements between management and the Company’s independent registered public accounting firm).

7.             Review with management, internal audit, and others that the Committee deems appropriate, the Company’s internal system of audit and financial controls and the results of such audits.

8.             Review the Company’s financial reporting process, its accounting standards and principles, and any significant changes to these standards and principles in their application.

9.             Review and resolve those matters pertaining to the integrity of management, including reviewing and approving all related party transactions, i.e., transactions required to be disclosed pursuant to Item 404 of Regulation S-K of the SEC, and review all potential conflicts of interest and ensure adherence to the standards of business conduct as required by the Company. Such review should include, when appropriate, meeting with management and General Counsel.

10.          Ensure that the Company’s independent registered public accounting firm submits to the Committee written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discuss with such firm the firm’s independence.

11.          Maintain an active dialogue with the Company’s independent registered public accounting firm regarding any disclosed relationships or services that could affect the objectivity and independence of such firm, and be responsible for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of such firm.

12.          Establish procedures to receive, retain and respond to any complaints and concerns regarding the Company’s accounting, internal accounting controls or auditing matters, including enabling employees to transmit concerns regarding questionable accounting or auditing matters by confidential, anonymous submission.

REVOCABLE PROXY

WILLOW FINANCIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 31, 2006

10:00 a.m., Eastern Time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

WILLOW FINANCIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON OCTOBER 31, 2006 AND AT ANY
ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Willow Financial Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Willow Financial Bancorp, Inc. held of record by the undersigned on September 21, 2006 at the Annual Meeting of Shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center, located at 480 North Gulph Road, King of Prussia, Pennsylvania on Tuesday, October 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

COMMON

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY

IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼          FOLD AND DETACH HERE              ▼

WILLOW FINANCIAL BANCORP, INC. — ANNUAL MEETING, OCTOBER 31, 2006

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.                                       Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.             Via the Internet at https://www.proxyvotenow.com/wfbc and follow the instructions.

or

3.             Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

REVOCABLE PROXY

WILLOW FINANCIAL BANCORP, INC.

Annual Meeting of Shareholders	Please mark as indicated in this example	☒
OCTOBER 31, 2006

1.             The election as directors of all nominees listed (except as marked to the contrary below):

FOR	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT	☐

Nominees for three-year term expiring in 2009:

(01) Gerard F. Griesser	(02) Charles F. Kremp, 3rd
(03) Rosemary C. Loring, Esq.	(04) Emory S. Todd, Jr., CPA

Instruction: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Financial Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.                                       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” the ratification of KPMG LLP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.  THE SHARES OF WILLOW FINANCIAL BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF WILLOW FINANCIAL BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of KPMG LLP.

Mark here for address change and note change	☐

Please sign this proxy card exactly as your name appears on this proxy. When signing in a representative capacity, please give title.

Please be sure to date and sign this proxy card in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲          FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL  ▲

REVOCABLE PROXY

Shareholders of record have three ways to vote:

1.	By Mail (traditional method); or
2.	By Telephone (using a Touch-Tone Phone); or
3.	By Internet.

A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., October 31, 2006.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 A.M., October 31, 2006: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., October 31, 2006 go to https://www.proxyvotenow.com/wfbc

IT IS NOT NECESSARY TO RETURN YOUR PROXY CARD IF YOU ARE

VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

Please mark votes as in this example	☒

REVOCABLE PROXY

WILLOW FINANCIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLOW
FINANCIAL BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 31, 2006 AND AT ANY ADJOURNMENT THEREOF.

COMMON

The undersigned hereby appoints the Board of Directors of Willow Financial Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Willow Financial Bancorp held of record by the undersigned on September 21, 2006 at the Annual Meeting of Shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center, located at 480 North Gulph Road, King of Prussia, Pennsylvania on October 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.             The election as directors of all nominees listed (except as marked to the contrary below):

FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT	☐

Nominees for three-year term expiring in 2009:

Gerard F. Griesser, Charles F. Kremp, 3rd, Rosemary C. Loring, Esq., and Emory S. Todd, Jr., CPA

Instruction: To withhold authority to vote for any nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.             PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Financial Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.             In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” the ratification of the appointment of KPMG LLP.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF WILLOW FINANCIAL BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF WILLOW FINANCIAL BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Please be sure to sign and date in the box below.	Date
Shareholder sign above	Co-holder (if any) sign above

▲          Detach above card, sign, date and mail in postage paid envelope provided.            ▲

WILLOW FINANCIAL BANCORP, INC.

The above hereby acknowledges receipt from Willow Financial Bancorp, prior to the signing of this proxy, of the Notice of Annual Meeting of Shareholders, Proxy Statement and Willow Financial Bancorp’s 2006 Annual Report to Shareholders.

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

October 2, 2006

To:                              Participants in Willow Financial Bank’s 401(k)/Employee Stock Ownership Plan and/or First Financial Bank’s Employee Stock Ownership Plan

Re:          Instructions for voting shares of Willow Financial Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Financial Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Willow Financial Bancorp allocated to your accounts in the Willow Financial Bank 401(k)/ESOP and/or First Financial Bank ESOP will be voted.  You may receive one, two or three Voting Instruction Ballots depending on whether you have sub-accounts in the Willow Financial Bank ESOP and 401(k) and/or First Financial Bank ESOP.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot(s).  After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the plans by telephone or by the Internet using the instructions on the enclosed Voting Instruction Ballot(s) or by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided promptly, to be received no later than Tuesday, October 24, 2006 in order that Registrar and Transfer Company will certify the totals to the Trustees of the plans for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Financial Bancorp. If your voting instructions are not received, the shares allocated to your plan accounts will generally not be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the Willow Financial Bank 401(k)/ESOP and/or First Financial Bank ESOP.  If you also own shares of Willow Financial Bancorp common stock outside of these plans, you should receive other voting material for those shares owned by you individually.  Please return all your voting material so that all your shares may be voted.

Sincerely,

Donna M. Coughey
President and Chief Executive Officer

401(k) VOTING INSTRUCTION BALLOT

WILLOW FINANCIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 31, 2006

10:00 a.m., Eastern Time

The undersigned hereby instructs the Trustees of the 401(k)/Employee Stock Ownership Plan of Willow Financial Bank to vote, as designated below, all the shares of common stock of Willow Financial Bancorp, Inc. allocated to my 401(k) sub-account as of September 21, 2006 at the Annual Meeting of Shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center located at 480 North Gulph Road, King of Prussia, Pennsylvania, on Tuesday, October 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

401(k)

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼          FOLD AND DETACH HERE              ▼

WILLOW FINANCIAL BANCORP, INC. — ANNUAL MEETING, OCTOBER 31, 2006

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.                                       Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.             Via the Internet at https://www.proxyvotenow.com/wfbc and follow the instructions.

or

3.             Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

VOTING INSTRUCTION CARD

WILLOW FINANCIAL BANCORP, INC.

Annual Meeting of Shareholders	Please mark
OCTOBER 31, 2006	as indicated
	in this example	☒

1.             ELECTION OF DIRECTORS FOR THREE-YEAR TERM:

FOR	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT	☐

Nominees for three-year term expiring in 2009:

(01) Gerard F. Griesser	(02)Charles F. Kremp, 3rd
(03) Rosemary C. Loring, Esq.	(04) Emory S. Todd, Jr., CPA

Instruction: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Financial Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.                                       In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

Willow Financial Bancorp’s Board of Directors recommends that you vote FOR the Board’s nominees for director and FOR the ratification of KPMG LLP.  Such votes are hereby solicited by Willow Financial Bancorp’s Board of Directors.

Mark here for address change and note change	☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of KPMG LLP.

Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to date and sign this instruction card in the box below.	Date
Plan Participant sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲          FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL  ▲

VOTING INSTRUCTIONS

401(k) Participants have three ways to instruct the vote:

1.             By Mail (traditional method); or

2.             By Telephone (using a Touch-Tone Phone); or

3.             By Internet.

Your telephone or Internet vote authorizes the trustee of the 401(k) to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., October 24, 2006.  If you are voting by mail, your vote must be received by October 24, 2006.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 A.M., October 24, 2006: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., October 24, 2006 go to https://www.proxyvotenow.com/wfbc

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION

CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

ESOP VOTING INSTRUCTION BALLOT

WILLOW FINANCIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 31, 2006

10:00 a.m., Eastern Time

The undersigned hereby instructs the Trustees of the Willow Financial Bank 401(k)/Employee Stock Ownership Plan to vote, as designated below, all the shares of common stock of Willow Financial Bancorp, Inc. allocated to my ESOP account(s) as of September 21, 2006 at the Annual Meeting of Shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center located at 480 North Gulph Road, King of Prussia, Pennsylvania, on Tuesday, October 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

ESOP

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼          FOLD AND DETACH HERE              ▼

WILLOW FINANCIAL BANCORP, INC. — ANNUAL MEETING, OCTOBER 31, 2006

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.                                       Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.             Via the Internet at https://www.proxyvotenow.com/wfbc and follow the instructions.

or

3.             Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

VOTING INSTRUCTION CARD

WILLOW FINANCIAL BANCORP, INC.

Annual Meeting of Shareholders	Please mark as indicated in this example
OCTOBER 31, 2006
☒

1.             ELECTION OF DIRECTORS FOR THREE-YEAR TERM:

FOR	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT	☐

Nominees for three-year term expiring in 2009:

(01) Gerard F. Griesser	(02)Charles F. Kremp, 3rd
(03) Rosemary C. Loring, Esq.	(04) Emory S. Todd, Jr., CPA

Instruction: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Financial Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.                                       In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

Willow Financial Bancorp’s Board of Directors recommends that you vote FOR the Board’s nominees for director and FOR the ratification of KPMG LLP.  Such votes are hereby solicited by Willow Financial Bancorp’s Board of Directors.

Mark here for address change and note change	☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of KPMG LLP.

Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to date and sign this instruction card in the box below.	Date
Plan Participant sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲          FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL  ▲

VOTING INSTRUCTIONS

ESOP Participants have three ways to instruct the vote:

1.             By Mail (traditional method); or

2.             By Telephone (using a Touch-Tone Phone); or

3.             By Internet.

Your telephone or Internet vote authorizes the trustee of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., October 24, 2006.  If you are voting by mail, your vote must be received by October 24, 2006.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 A.M., October 24, 2006: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., October 24, 2006 go to https://www.proxyvotenow.com/wfbc

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION

CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

ESOP VOTING INSTRUCTION BALLOT

WILLOW FINANCIAL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 31, 2006

10:00 a.m., Eastern Time

The undersigned hereby instructs the Trustees of the First Financial Bank Employee Stock Ownership Plan to vote, as designated below, all the shares of common stock of Willow Financial Bancorp, Inc. allocated to my ESOP account as of September 21, 2006 at the Annual Meeting of Shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center located at 480 North Gulph Road, King of Prussia, Pennsylvania, on Tuesday, October 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

FIRST FINANCIAL BANK ESOP

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD

PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR

VOTE VIA THE INTERNET OR BY TELEPHONE.

(Continued, and to be marked, dated and signed, on the other side)

▼          FOLD AND DETACH HERE              ▼

WILLOW FINANCIAL BANCORP, INC. — ANNUAL MEETING, OCTOBER 31, 2006

YOUR VOTE IS IMPORTANT!

You can vote in one of three ways:

1.                                       Call toll free 1-866-246-8477 on a Touch Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

or

2.             Via the Internet at https://www.proxyvotenow.com/wfbc and follow the instructions.

or

3.             Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

VOTING INSTRUCTION CARD

WILLOW FINANCIAL BANCORP, INC.

Annual Meeting of Shareholders	Please mark as indicated in this example
OCTOBER 31, 2006
☒

1.             ELECTION OF DIRECTORS FOR THREE-YEAR TERM:

FOR	☐	WITHHOLD ALL	☐	FOR ALL EXCEPT	☐

Nominees for three-year term expiring in 2009:

(01) Gerard F. Griesser	(02)Charles F. Kremp, 3rd
(03) Rosemary C. Loring, Esq.	(04) Emory S. Todd, Jr., CPA

Instruction: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s’) name(s) or number(s) in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Financial Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.                                       In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

Willow Financial Bancorp’s Board of Directors recommends that you vote FOR the Board’s nominees for director and FOR the ratification of KPMG LLP.  Such votes are hereby solicited by Willow Financial Bancorp’s Board of Directors.

Please note that if this voting instruction card is not properly completed and signed, or if it is not timely received by the designated tabulator, shares allocated to a participant’s account will be voted in the same proportion as shares of Willow Financial Bancorp, Inc.’s common stock for which directions have been received, unless The Bank of New York determines to vote otherwise, consistent with its obligations under ERISA.

Mark here for address change and note change	☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of KPMG LLP.

Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title.

Please be sure to date and sign this instruction card in the box below.	Date
Plan Participant sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲          FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL  ▲

VOTING INSTRUCTIONS

ESOP Participants have three ways to instruct the vote:

1.             By Mail (traditional method); or

2.             By Telephone (using a Touch-Tone Phone); or

3.             By Internet.

Your telephone or Internet vote authorizes the trustee of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., October 24, 2006.  If you are voting by mail, your vote must be received by October 24, 2006.

Vote by Telephone Call Toll-Free on a Touch-Tone Phone anytime prior to 3:00 A.M., October 24, 2006: 1-866-246-8477	Vote by Internet Anytime prior to 3:00 A.M., October 24, 2006 go to https://www.proxyvotenow.com/wfbc

IT IS NOT NECESSARY TO RETURN YOUR VOTING INSTRUCTION

CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET.

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET OR BY MAIL, WILL BE THE VOTE COUNTED.

Your vote is important!

October 2, 2006

To:                              Persons Granted Restricted Stock Under Willow Financial Bancorp’s 1999 and/or 2002 Recognition and Retention Plans

Re:          Instructions for voting shares of Willow Financial Bancorp, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Willow Financial Bancorp, Inc.  We hope you will take advantage of the opportunity to direct the manner in which shares of restricted common stock of Willow Financial Bancorp granted to you pursuant to the 1999 and/or 2002 Recognition and Retention Plans will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and a voting instruction ballot, which will permit you to vote the restricted shares granted to you which have not vested nor been distributed to you.  After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held in the Recognition Plan Trust(s) by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans.  The Plan Administrators will certify the totals to the Trustees of the Recognition Plans for the purpose of having those shares voted by the Trustees.

We urge each of you to vote, as a means of participating in the governance of the affairs of Willow Financial Bancorp.  If your voting instructions for the shares held in the Recognition Plans are not received, the shares will be voted by the Trustees.  While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate.  Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans.  You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

Sincerely,

Donna M. Coughey
President and Chief Executive Officer

RECOGNITION PLAN VOTING INSTRUCTION BALLOT

WILLOW FINANCIAL BANCORP, INC.

☒	Please Mark Votes
	As In This Example	RRP

The undersigned hereby instructs the Trustees of the Recognition and Retention Plans (“Recognition Plans”) of Willow Financial Bancorp, Inc. to vote, as designated below, all the shares of common stock of Willow Financial Bancorp granted pursuant to the Recognition Plans to the undersigned as of September 21, 2006 at the Annual Meeting of Shareholders to be held at the Sheraton Park Ridge Hotel & Conference Center located at 480 North Gulph Road, King of Prussia, Pennsylvania, on Tuesday, October 31, 2006, at 10:00 a.m., Eastern Time, or at any adjournment thereof.

1.             ELECTION OF DIRECTORS FOR THREE-YEAR TERM:

FOR	☐	WITHHOLD	☐	FOR ALL EXCEPT	☐

Nominees for three-year term expiring in 2009:

Gerard F. Griesser, Charles F. Kremp, 3rd, Rosemary C. Loring, Esq. and Emory S. Todd, Jr., CPA

Instruction: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

2.                                       PROPOSAL TO RATIFY THE APPOINTMENT of KPMG LLP as Willow Financial Bancorp’s independent registered public accounting firm for the fiscal year ending June 30, 2007.

FOR	☐	AGAINST	☐	ABSTAIN	☐

3.                                       In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

Willow Financial Bancorp’s Board of Directors recommends that you vote FOR the Board’s nominees for director and FOR the ratification of KPMG LLP.  Such votes are hereby solicited by Willow Financial Bancorp’s Board of Directors.

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of KPMG LLP.

Please be sure to sign and date in the box below.	Date
Participant sign above

▲          Detach above card, sign, date and return to the administrator of the Recognition Plans.       ▲

WILLOW FINANCIAL BANCORP, INC.

PLEASE MARK, SIGN, DATE AND RETURN RECOGNITION PLAN VOTING INSTRUCTION BALLOT PROMPTLY